                                                                     EXHIBIT 3.3

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE        PAGE 2

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION "RADIO ONE LICENSES, LLC" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2001, AT 9:01 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2001.

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                  [SEAL]               HARRIET SMITH WINDSOR, SECRETARY OF STATE

2732589  8100V                                           AUTHENTICATION: 1522616

010660306                                                         DATE: 12-21-01

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    STATS OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:01 AM 12/20/2001
   010660306 - 2732589

                               STATE OF DELAWARE
                           LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

- FIRST: The name of the limited liability company is Radio One Licenses, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

-     THIRD: This Certificate of Formation shall be effective on December 31,
      2001

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Radio One Licenses, LLC this 19th day of December, 2001.

                                                BY: /s/ Donna Mcclurkin Fletcher
                                                    ----------------------------
                                                    AUTHORIZED PERSON(s)

                                              NAME: Donna Mcclurkin Fletcher
                                                    ----------------------------
                                                    TYPE OR PRINT

[ILLEGIBLE]

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